Operations	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Operations
1	Operations
Vinci Partners Investments Ltd., an exempted company incorporated in the Cayman Islands (referred to herein as “Entity”, “Group” or “Vinci”). The Group started its activities in September 2009. Its objective is to hold investments in the capital of other companies as partner (shareholder). The investees are specialized in rendering alternative investment management, asset allocation and financial advisory services. The actual shareholders of the Entity are disclosed in Note 14.
The registered office of the Entity is at Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman
KY1-1002,
Cayman Islands.
Corporate reorganization
Prior to the consummation of the initial public offering, on January 15, 2021, the individual partners of Vinci Partners Investimentos Ltda. (“Vinci Investimentos”) contributed the entirety of their quotas into the Entity.
In return for this contribution the Entity issued (1) new Class B common shares to Gilberto Sayão da Silva and (2) new Class A common shares to all other shareholders of Vinci Investimentos in exchange for the quotas of Vinci Investimentos contributed to the Entity, or the Contribution, exchanging 1 quota into 4.77 common shares. Until the Contribution, the Entity did not commence operations and had only nominal assets and liabilities and no material contingent liabilities or commitments.
Initial Public Offering (IPO)
On January 28, 2021, Vinci announced the price of its public offering of the Class A common shares being offered 13,873,474 Class A common shares. Prior to this offering, there has been no public market for our Class A common shares. The initial public offering price per Class A common share was US$18.00.
The Class A common shares have been approved for listing on the Nasdaq Global Select Market, or Nasdaq, under the symbol “VINP.” Vinci has two classes of common shares: Class A common shares and Class B common shares.
Class B common shares carry rights that are identical to the Class A common shares, except that (1) holders of Class B common shares are entitled to 10 votes per share, whereas holders of our Class A common shares are entitled to one vote per share; (2) holders of Class B common shares may convert Class B common shares at any time into Class A common shares on a share-for-share
basis; (3) holders of Class B common shares are entitled to preemptive rights in the event that additional Class A common shares are issued in order to maintain their proportional ownership interest; and (4) Class B common shares shall not be listed on any stock exchange and will not be publicly traded.
On February 1, 2021, Vinci announced the closing of its initial public offering. The net proceeds from the offering were US$ 232 million (R$ 1,266,926), after deducting underwriting discounts and commissions. The Class A common shares began trading on the Nasdaq Global Select Market on January 28, 2021, under the ticker symbol “VINP.”
In connection with the offering, Vinci has granted the underwriters a
30-day
option to purchase up to an additional 2,081,021 Class A common shares at the initial public offering price, less underwriting discounts and commissions. On February 8, 2021, Vinci received net proceeds of US$ 23 million (R$ 125,448) in respect of the additional 1,398,014 Class A common shares issued.
Vinci Partners Ltd used the net proceeds from the offering to fund investments in its own products alongside its investors. The Entity continues to pursue opportunities for strategic transactions and for other general corporate purposes.

Impacts of the coronavirus pandemic
(COVID-19)
Since January 2020, the outbreak of coronavirus has impacted global commercial activities. The rapid development of the pandemic generated significant uncertainty of the real consequences of an ultimate impact. During the period there was a continued adverse effect on economic and market conditions that triggered a period of global economic slowdown.
The
COVID-19
pandemic and government measures taken in response thereto have caused disruptions in some of our funds’ portfolio companies’ businesses and could lead to long-term disruptions or closures. For instance, the
COVID-19
pandemic has caused work stoppages because of illness or travel or government restrictions in connection with the pandemic.
Additionally, the
COVID-19
pandemic has resulted in the temporary or permanent closure of many businesses and has required adjustments in how many businesses operate. For example, certain funds in our real estate segment were adversely impacted as a result of shopping mall closures in Brazil for some months during the pandemic. In addition, there is uncertainty surrounding real estate funds with concentrated investments in office space as the real estate market adjusts to shifts in office space demand in response to changes in economic activity and remote working arrangements. These factors have adversely impacted certain companies in our investment portfolio and severely disrupted operations and economic conditions generally. Finally, significant market fluctuations driven by the
COVID-19
pandemic have resulted in fluctuations in the fair value component of our Assets Under Management and could result in additional fluctuations in our Assets Under Management depending on the severity and extent of the ongoing crisis. However, despite the adverse impact, Vinci expanded its operations during the pandemic and had increased its total assets, net revenue, profits and did not record any impairment in 2021 and 2020 as result of
COVID-19.
Additionally, the Group completed its Initial Public Offering (“IPO”) on the Nasdaq Global Select Market in January 2021. Despite the ultimate extent of the impact of
COVID-19,
including the outbreak of more transmissible variants as has occurred in Brazil in 2021 and 2020, Vinci has increased its asset under management.
Brazil is at an advanced stage of vaccination, which generates security that new waves of contagion have a smaller impact on the economy, as observed recently with Omicron.
Even sectors such as services and commerce, which were more sensitive to waves in the past, have shown resilience in subsequent waves. In fact, retail is already above the pre-pandemic
level, as is most of the service sector.